THE SPAIN FUND

ALLIANCE CAPITAL


SEMI-ANNUAL REPORT
MAY 31, 1997




LETTER TO SHAREHOLDERS                                           THE SPAIN FUND
_______________________________________________________________________________

July 14, 1997

Dear Shareholder:

We are pleased to provide you with an update of your Fund's performance and market activity for the semi-annual period ended May 31, 1997.

INVESTMENT RESULTS
As you can see by the table below, your Fund outperformed its benchmark, the Madrid General Index, in the last six and twelve month periods ended May 31, 1997. Your Fund returned 24.19% on a net asset value basis for the six month period and 41.01% on a net asset value basis for the twelve month period compared with the Madrid General Index which reported 23.29% and 39.98% returns for the same periods.


INVESTMENT RESULTS*
Period Ended May 31, 1997

                                    TOTAL RETURN
                          3 MONTHS    6 MONTHS    12 MONTHS
                          --------    --------    ---------
THE SPAIN FUND             16.02%      24.19%      41.01%
MADRID GENERAL INDEX       17.73%      23.29%      39.98%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF MAY 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES.


ECONOMIC OVERVIEW
Several developments over the past quarter have contributed to better economic times in Spain. Spain's economic transformation under the new Partido Popular government has continued at a feverish pace. The Spanish stock market continued to post record breaking gains. And estimates for Gross Domestic Product (GDP) growth in 1997 have risen towards the 3% and above level. As a result, investors have become excited by the continued upward revision of growth prospects and the lowering of expectations for inflation.

This upward revision in GDP growth was driven by the growth in private consumption. After seven years of concern over unemployment and falling asset values, the Spanish consumer has finally regained confidence, and from a strong liquidity position, has begun to spend again. At the same time, inflation continues to decline. Most recent figures show a year-on-year rate of increase of 1.6% for the month of June. Few observers now believe that inflation will rise above 2% during 1997.

Despite considerable skepticism only 12 months ago, it is now evident that Spain will easily meet the criteria for Maastricht. If European Monetary Union
(EMU) continues on schedule, Spain should be one of the single currency's founding members. The impact of this change in perception on the stock and bond markets has been enormous. Historically, Spain always seemed to possess strong growth potential but weak fundamentals and poor economic management. Consequently, investors had always demanded a discount for holding Spanish bonds and equities. This discount manifested itself in relatively high real yields for government paper and significantly lower P/E and cash flow multiples for Spanish stocks relative to the European average. These discounts have now been eliminated as equity and bond prices have risen in the face of these dramatic changes in growth and inflation perspectives.

Given that Spanish securities have performed so well recently and that valuations are up to European averages, is there still room for growth in the Spanish market? Assuming that Spain's new found rigor in economic management is maintained, and that EMU is completed, Spain does offer some clear advantages relative to other European countries in terms of its longer term growth prospects. There are several reasons for this opinion.

First, Spain's demographics are more favorable than most of Europe's--Spain's population is younger and still growing, and is well educated. Since Spain's GDP per head is low relative to Europe, Spain has much more room for growth. More than any other country in Europe, with the exception of the United Kingdom, Spain has embraced the ideas of free market capitalism. Although Spain's labor laws remain unnecessarily rigid, changes have increased the competitiveness of Spain's companies in world markets. Spain's traditional links with Latin America and other Hispanic speaking cultures around the globe offer Spanish companies extraordinary growth opportunities. Lastly, the Spanish government's commitment to privatization is unshakable. The impending


1



                                                                 THE SPAIN FUND
_______________________________________________________________________________

withdrawal by the state from a large number of industries, ranging from tobacco to airlines, will provide investors with new growth opportunities over the next few years.

Recently, we have seen an unprecedented number of new issues on the Madrid stock exchange. With the increasing involvement of domestic investors in the market, we anticipate that the Spanish Bolsa will take up an increasingly important role as a provider of capital, and at the same time, offer a more diversified arena for investors.

PORTFOLIO STRATEGY
Our long term optimism in the Spanish market is reflected in the fully invested position taken by your Fund. We continue to emphasize what we consider to be quality Spanish companies that are well managed market leaders because it is our belief that these groups will provide the best long term potential in the rejuvenated Spanish stock market.

Our strategy for your Fund continues to emphasize growth with overweighted positions in consumer related sectors of the market and underweighted positions in electrical utilities.

Currently, we are maintaining approximately 12% of your Fund's peseta assets hedged back into the US dollar since we consider the US dollar to be undervalued against the peseta.

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again in the near future.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


2



TEN LARGEST HOLDINGS
MAY 31, 1997 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Endesa                                           $15,107,825           9.2%
Compania Telefonica Nacional de Espana, S.A.      14,992,501           9.1
Banco Bilbao Vizcaya                              12,562,209           7.6
Banco de Santander, S.A.                          12,180,022           7.4
Repsol, S.A.                                       9,925,545           6.0
Corporacion Financiera Alba, S.A.                  8,186,930           5.0
Acerinox, S.A.                                     7,799,394           4.7
Iberdrola I, S.A.                                  6,506,365           3.9
Banco Intercontinental                             6,252,422           3.8
Banco Popular Espanol, S.A.                        4,899,780           3.0
                                                 $98,412,993          59.7%


3



PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMMON STOCKS AND OTHER INVESTMENTS-98.8%
UTILITIES-29.6%
ELECTRIC & GAS-20.5%
Electricas Reunidas de Zaragoza, S.A.           111,587      $ 4,203,178
Emp Ribagorzan Series B                          79,000        1,823,649
Endesa (a)                                      198,000       15,107,825
Gas Natural, S.A.                                23,750        4,523,874
Iberdrola I, S.A.                               530,362        6,506,365
Sevillana de Electricidad                       179,015        1,713,590
                                                             ------------
                                                              33,878,481

TELEPHONE-9.1%
Compania Telefonica Nacional
  de Espana, S.A.                               520,200       14,992,501
                                                             ------------
                                                              48,870,982

FINANCIAL SERVICES-27.9%
BANKING-23.0%
Banco Bilbao Vizcaya (a)(b)                     177,500       12,562,209
Banco de Andalucia                                6,400        1,030,632
Banco de Castilla                                 1,500          984,878
Banco de Santander, S.A.                        142,928       12,180,022
Banco Intercontinental (a)                       37,000        6,252,422
Banco Popular Espanol, S.A.                      23,100        4,899,780
                                                             ------------
                                                              37,909,943

INSURANCE-2.3%
Catalana Occidente, S.A.                         42,500        2,153,082
Mapfre Vida De Seguros, S.A.                     25,000        1,688,116
                                                             ------------
                                                               3,841,198

REAL ESTATE-2.6%
Inmobiliaria Urbis, S.A.                        100,000          742,978
Vallehermoso, S.A.                              141,000        3,556,966
                                                             ------------
                                                               4,299,944
                                                             ------------
                                                              46,051,085

BASIC INDUSTRIES-7 .6%
MINING AND METALS-4.7%
Acerinox, S.A.                                   46,516        7,799,394

PAPER PRODUCTS-2.9%
Empresa Celulosas                               329,400        4,860,592
                                                             ------------
                                                              12,659,986

ENERGY-7.5%
Compania Espanola de Petroleos, S.A.             70,200        2,450,170
Repsol, S.A. (a)                                237,373        9,925,545
                                                             ------------
                                                              12,375,715

CONSUMER SERVICES-7.4%
PRINTING & PUBLISHING-1.0%
Unidad Editorial, S.A. Series A (c)(d)        1,511,470        1,671,426

RESTAURANTS & LODGING-2.0%
Sol Melia, S.A. (c)                              90,000        3,334,072

RETAIL-4.4%
Adolfo Dominguez, S.A.                           20,000          702,201
Centros Comerciales Continente, S.A.             90,500        1,729,463
Cortefiel, S.A.                                 128,983        4,760,378
                                                             ------------
                                                               7,192,042
                                                             ------------
                                                              12,197,540

CONSUMER STAPLES-6.1%
FOOD-3.6%
El Aguila, S.A. (c)                             175,000          864,792
Natra, S.A.                                      70,134          969,452
Telepizza, S.A. (c)                              56,402        2,989,906
Viscofan Envolturas Celulosicas (a)              58,503        1,180,670
                                                             ------------
                                                               6,004,820

TOBACCO-2.5%
Tabacalera, S.A. Series A (a)                    80,779        4,097,908
                                                             ------------
                                                              10,102,728

MULTI INDUSTRY-5.0%
Corporacion Financiera Alba, S.A.                74,500        8,186,930

CAPITAL GOODS-3.7%
ENGINEERING & CONSTRUCTION-3.7%
Fomento de Construcciones
  Y Contratas, S.A.                              29,158        3,242,511
Grupo Nacional, S.A.                             26,000        2,812,259
                                                             ------------
                                                               6,054,770


4



                                                                 THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

CONSUMER MANUFACTURING-1.8%
BUILDING & RELATED-1.8%
Portland Valderrivas, S.A. (a)                   19,590      $ 1,356,656
Uralita, S.A.                                   161,650        1,564,125
                                                             ------------
                                                               2,920,781

HEALTHCARE-1.2%
Fabrica Espanol de Productos
  Quimicos y Farmaceuticos                       28,075        1,222,441
Indo Internacional, S.A.                         19,119          709,589
                                                             ------------
                                                               1,932,030

OTHER-1.0%
Asesores Bursatiles
  Capital Fund N.V. (d)                              25          528,215
  Capital Fund II N.V. (d)                           25        1,166,638
                                                             ------------
                                                               1,694,853

Total Common Stocks And Other
  Investments (cost $113,669,050)                            163,047,400


                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------

RIGHTS-0.1%
HEALTHCARE-0.1%
Fabrica Espanol de Productos Quimicos
  y Farmaceuticos, Rts. 6/09/97 (c)
  (cost $106,521)                                28,075     $    124,185

TIME DEPOSIT-0.1%
Sumitomo Bank 5.66%, 6/02/97
  (cost $100,000)                                   100          100,000

TOTAL INVESTMENTS-99.0%
  (cost $113,875,571)                                        163,271,585
Other assets less liabilities-1.0%                             1,581,662

NET ASSETS-100%                                             $164,853,247


(a) Securities, or portion thereof, with an aggregate market value of $30,754,120 have been segregated to collateralize forward exchange currency contracts.

(b)  Security represents investment in an affiliate.

(c)  Non-income producing security.

(d) Restricted and illiquid securities, valued at fair value. (See Notes A and E.)

See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $113,875,571)         $163,271,585
  Foreign cash, at value (cost $1,245,221)                           1,237,627
  Cash                                                                  11,401
  Receivable for investment securities sold                            960,552
  Foreign taxes receivable                                             154,608
  Unrealized appreciation of forward exchange
    currency contracts                                                 146,181
  Interest receivable and other assets                                  20,645
  Total assets                                                     165,802,599

LIABILITIES
  Payable for investment securities purchased                          412,264
  Management fee payable                                               137,147
  Accrued expenses                                                     399,941
  Total liabilities                                                    949,352

NET ASSETS                                                        $164,853,247

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    100,267
  Additional paid-in capital                                       106,918,079
  Undistributed net investment income                                  270,221
  Accumulated net realized gain on investments and foreign
    currency transactions                                            8,044,391
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     49,520,289
                                                                  $164,853,247

NET ASSET VALUE PER SHARE
  (based on 10,026,746 shares outstanding)                              $16.44


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)                        THE SPAIN FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of
    $300,024)                                       $1,361,792
                                                        77,660     $ 1,439,452

EXPENSES
  Management fee                                       735,770
  Custodian                                            160,796
  Audit and Legal                                       67,567
  Directors' fees and expenses                          66,874
  Transfer agency                                       46,836
  Printing                                              21,101
  Registration                                          10,608
  Miscellaneous                                          3,603
  Total expenses                                                     1,113,155
  Net investment income                                                326,297

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       9,397,051
  Net realized gain on foreign currency transactions                 2,336,985
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     19,926,907
    Foreign currency denominated assets and liabilities                (87,613)
  Net gain on investments and foreign currency transactions         31,573,330

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $31,899,627


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                               THE SPAIN FUND
_______________________________________________________________________________

                                                SIX MONTHS ENDED    YEAR ENDED
                                                   MAY 31,1997     NOVEMBER 30,
                                                   (UNAUDITED)         1996
                                                ---------------- --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $    326,297    $  1,097,373
  Net realized gain on investments and
    foreign currency transactions                   11,734,036       5,150,521
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities              19,839,294      23,549,203
  Net increase in net assets from operations        31,899,627      29,797,097

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                             (1,554,146)       (300,802)
  Total increase                                    30,345,481      29,496,295

NET ASSETS
  Beginning of year                                134,507,766     105,011,471
  End of period (including undistributed net
    investment income of $270,221 and
    $1,498,070, respectively)                     $164,853,247    $134,507,766


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company.

The financial statements include the accounts of the Fund and its wholly-owned subsidiary (Spain Shares Investments Maryland B.V.). The Fund is currently in the process of dissolving and liquidating its wholly-owned subsidiary. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or at the last bid price quoted on such day if no such closing price is available. If there are no quotations available for the day of valuation, the last available closing price will be used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data of the issuer. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, foreign forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at May 31, 1997 was 144.687 ESP to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,125 during the six months ended May 31, 1997.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the sub-custodian are payable by the custodian from its fee. For the six months ended May 31, 1997, the Fund earned $22,821 of interest income on cash balances maintained at the subcustodian.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1997 amounted to $137,147 of which $3,195 was paid to Banco Bilbao Vizcaya.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $36,055,128 and $35,041,131, respectively, for the six months ended May 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1997.

At May 31, 1997, the cost of securities for federal income tax purposes was $113,876,832. Accordingly, gross unrealized appreciation of investments was $53,291,476 and gross unrealized depreciation of investments was $3,896,723 resulting in net unrealized appreciation of $49,394,753 (excluding foreign currency). At November 30, 1996, the Fund had a total capital loss carryforward of $3,414,457 of which $2,121,153 expires in the year 2001 and $1,293,304 expires in the year 2003. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At May 31, 1997, the Fund had outstanding forward exchange currency contracts as follows:

                         CONTRACT       VALUE ON      U.S. $
                          AMOUNT      ORIGINATION     CURRENT      UNREALIZED
                           (000)          DATE         VALUE      APPRECIATION
                      --------------  ------------  ------------  ------------
FOREIGN CURRENCY
  SALE CONTRACT
Spanish Pesetas
  expiring 6/30/97     3,169,000,000   $22,052,888   $21,906,707    $146,181


10



                                                                 THE SPAIN FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At May 31, 1997, 10,026,746 shares were outstanding.


NOTE E: RESTRICTED SECURITIES
                                                   DATE ACQUIRED        COST
                                                   -------------    -----------
Asesores Bursatiles Capital Fund, N.V.                10/29/90      $1,394,015
Asesores Bursatiles Capital Fund II, N.V.              5/24/94       1,067,792
Unidad Editorial S.A. Series A                        12/12/89         513,710
Unidad Editorial S.A. Series A                         9/30/92       1,330,964

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the policy described in Note A.

The value of these securities at May 31, 1997 was $3,366,279, representing 2.0% of net assets.


NOTE F: CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


11



FINANCIAL HIGHLIGHTS                                             THE SPAIN FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                              ENDED
                                              MAY 31,                        YEAR ENDED NOVEMBER 30,
                                               1997      ---------------------------------------------------------------
                                            (UNAUDITED)      1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $13.41       $10.47        $9.96        $9.49        $8.28       $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .03          .11          .09          .05          .10          .16
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.15         2.86          .42          .88         1.29        (3.16)
Net increase (decrease) in net asset
  value from operations                         3.18         2.97          .51          .93         1.39        (3.00)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)        (.03)          -0-        (.10)        (.17)        (.15)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.05)          -0-          -0-
Distributions from net realized gain on
  investments and foreign currency
  transactions                                    -0-          -0-          -0-        (.31)        (.01)        (.22)
Total dividends and distributions               (.15)        (.03)          -0-        (.46)        (.18)        (.37)
Net asset value, end of period                $16.44       $13.41       $10.47        $9.96        $9.49        $8.28
Market value, end of period                   $13.375      $10.75        $8.625       $9.125       $9.625       $8.375

TOTAL RETURN
Total investment return based on (a):
  Market value                                 26.04%       25.03%       (5.48)%      (1.29)%      17.31%      (34.82)%
  Net asset value                              24.19%       28.48%        5.12%        9.28%       16.99%      (26.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $164,853     $134,508     $105,011      $99,886      $95,058      $82,920
Ratio of expenses to average net assets         1.52%(b)     1.73%        2.07%        2.09%        2.24%        2.34%
Ratio of net investment income to
  average net assets                             .44%(b)      .93%         .89%         .53%        1.10%        1.50%
Portfolio turnover rate                           48%          44%          38%          22%          65%          43%
Average commission rate paid(c)               $.0731       $.0618           --           --           --           --

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b)  Annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers, which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


12



                                                                 THE SPAIN FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
ANGEL CORCOSTEGUI (1)
H.R.H. PILAR DE BORBON Y BORBON (1)
INMACULADA DE HABSBURGO-LORENA (1)
ENRIQUE L. FEVRE
IGNACIO GOMEZ-ACEBO (1)
DR. JAMES M. HESTER (1)
DR. MARILYN PERRY (1)
FRANCISCO GOMEZ ROLDAN (1)
JUAN MANUEL SAINZ DE VICUNA (1)
DR. REBA W. WILLIAMS
CARLOS DELCLAUX ZULUETA

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


13



THE SPAIN FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Additional information about the fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

THE SPAIN FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SPNSR